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                       SECURITIES AND EXCHANGE COMMISSION
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                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported)       November 23, 1994
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                           COOPER INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                     Ohio
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                 (State or Other Jurisdiction of Incorporation)


              1-1175                                   31-4156620
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    (Commission File Number)                 (IRS Employer Identification No.)


1001 Fannin, Suite 4000, Houston, Texas                     77002
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(Address of Principal Executive Offices)                  (Zip Code)


                                 713/739-5400
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             (Registrant's Telephone Number, Including Area Code)


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             (Former Name or Address, if Changed Since Last Report)
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ITEM 5   Other Events

         The information set forth in the attached Exhibits reflects a restatement of selected financial information originally filed under Form 10-K for the year ended December 31, 1993. This restatement, which reflects the separation of "continuing" and "discontinued" operations, has been prepared in connection with the Company's decision to establish its petroleum and industrial equipment business as an independent, publicly-traded company through an exchange offer with the holders of Cooper Industries, Inc. ("Cooper" or "Company") Common Stock. (See Note 1 of the Notes to the Company's Consolidated Financial Statements for further information regarding the Exchange Offer.) The Company is filing a double dated report of independent auditors, restated consolidated financial statements and restated management's discussion and financial review as Exhibits 99.1, 99.2 and 99.3, respectively.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COOPER INDUSTRIES, INC.
                                          (Registrant)



Date:   November 23, 1994                 /s/ D. Bradley McWilliams
                                              D. Bradley McWilliams
                                              Vice President, Finance
                                              and authorized to sign on behalf
                                              of the Registrant


                                          /s/ Joseph D. Chamberlain
                                              Joseph D. Chamberlain
                                              Controller, Accounting and
                                              Chief Accounting Officer




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                                 EXHIBIT INDEX



EXHIBIT NO.
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
   99.1                   Report of Independent Auditors

   99.2                   Financial Statements

   99.3                   Management's Discussion and Financial Review





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